UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): January 1, 2023

Emclaire Financial Corp.

(Exact name of registrant as specified in its charter)

Pennsylvania	001-34527	25-1606091
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

612 Main Street, Emlenton, Pennsylvania	16373
(Address of principal executive offices)	(Zip Code)

(724) 867-2311

(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communication pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communication pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Common Stock, Par Value $1.25	EMCF	The NASDAQ Stock Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Introductory Note

This Current Report on Form 8-K is being filed in connection with the consummation of the transactions contemplated by the Agreement and Plan of Merger, dated March 23, 2022, by and among Emclaire Financial Corp., a Pennsylvania corporation (“Emclaire”), Farmers National Banc Corp., an Ohio corporation (“Farmers”), and FMNB Merger Subsidiary V, LLC, a wholly-owned subsidiary of Farmers (“Merger Sub”) (the “Merger Agreement”). Effective January 1, 2023 (the “Effective Time”), pursuant to the terms of the Merger Agreement, Emclaire merged with and into the Merger Sub (the “Merger”), with Merger Sub as the surviving entity in the Merger.

Item 2.01	Completion of Acquisition or Disposition of Assets.

The information set forth in the Introductory Note of this Current Report on Form 8-K is incorporated by reference into this Item 2.01.

Effective January 1, 2023, Farmers completed the Merger. Pursuant to the terms of the Merger Agreement, at the Effective Time, Emclaire merged with and into Merger Sub, with Merger Sub as the surviving entity in the Merger. Promptly following the consummation of the Merger, Merger Sub was dissolved and liquidated and The Farmers National Bank of Emlenton, the banking subsidiary of Emclaire, merged with and into The Farmers National Bank of Canfield, the national banking subsidiary of Farmers (“Farmers Bank”) (the “Bank Merger”), with Farmers Bank as the surviving bank in the Bank Merger.

Pursuant to the terms of the Merger Agreement, at the Effective Time of the Merger, each share of common stock, par value $1.25 per share, of Emclaire (“Emclaire Common Stock”) issued and outstanding immediately prior to the Effective Time (except for certain Emclaire Common Stock held directly by Emclaire or Farmers) was converted into the right to receive, without interest, $40.00 in cash (the “Cash Consideration”) or 2.15 shares of common stock, without par value, of Farmers (“Farmers Common Stock”) (the “Stock Consideration” and with the Cash Consideration, collectively, the “Merger Consideration”), subject to an overall limitation that 70% of the Emclaire Common Stock be exchanged for the Stock Consideration and the remaining shares be exchanged for the Cash Consideration. No fractional Farmers Common Stock will be issued in the Merger, and Emclaire’s shareholders will be entitled to receive cash in lieu of such fractional Farmers Common Stock.

The foregoing description of the Merger and the Merger Agreement does not purport to be complete and is qualified in its entirety by reference to the full text of the Merger Agreement, a copy of which is filed as Exhibit 2.1 to this Current Report on Form 8-K and is incorporated herein by reference.

Item 3.01	Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing.

The information set forth under the Introductory Note and Item 2.01 of this Current Report on Form 8-K is incorporated by reference into this Item 3.01.

In connection with the consummation of the Merger, Emclaire notified the Nasdaq Stock Market (“Nasdaq”) of the Effective Time of the Merger and requested that Nasdaq (i) suspend trading of the Emclaire Common Stock effective as of the close of business on December 30, 2022, (ii) withdraw the Emclaire Common Stock from listing on Nasdaq, and (iii) file with the Securities and Exchange Commission (the “SEC”) a notification of delisting of the Emclaire Common Stock on Form 25 and deregistration under Section 12(b) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”). Nasdaq filed the Form 25 with the SEC on December 30, 2022. As a result, the Emclaire Common Stock is no longer listed on Nasdaq.

Additionally, Farmers, as successor to Emclaire, intends to file with the SEC a certification on Form 15 under the Exchange Act requesting the deregistration of the Emclaire Common Stock under the Exchange Act and the suspension of Emclaire’s reporting obligations under Section 13 and Section 15(d) of the Exchange Act as promptly as practicable.

Item 3.03	Material Modification to Rights of Security Holders.

The information set forth in the Introductory Note, Item 2.01, Item 3.01 and Item 5.03 of this Current Report is incorporated herein by reference into this Item 3.03.

Pursuant to the terms of the Merger Agreement, at the Effective Time, shareholders of Emclaire immediately prior to the completion of the Merger ceased to have any rights as shareholders of Emclaire other than the right to receive the Merger Consideration in accordance with the Merger Agreement.

Item 5.01	Changes in Control of Registrant.

The information set forth in the Introductory Note, Item 2.01 and Item 5.02 of this Current Report is incorporated herein by reference.

At the Effective Time, Emclaire was merged with and into Merger Sub pursuant to the Merger Agreement, with Merger Sub as the surviving entity. Promptly following the consummation of the Merger, Merger Sub was dissolved and liquidated.

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

At the Effective Time, in accordance with the terms of the Merger Agreement, Emclaire’s directors and executive officers ceased serving in such capacities with Emclaire.

Item 5.03	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

As of the Effective Time, the Amended and Restated Articles of Incorporation and Bylaws of Emclaire ceased to be in effect by operation of law.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits.

Exhibit Number	Description

2.1	Agreement and Plan of Merger, dated March 23, 2022, by and among Emclaire Financial Corp., Farmers National Banc Corp. and FMNB Merger Sub V, LLC (incorporated by reference from Exhibit 2.1 to Emclaire’s Current Report on Form 8-K filed with the SEC on March 24, 2022)*

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

*

Schedules have been omitted pursuant to Item 601(b)(2) of Regulation S-K but Farmers National Banc Corp., as the successor to Emclaire Financial Corp., will provide them to the Securities and Exchange Commission upon request.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FARMERS NATIONAL BANC CORP.
(as successor by merger to Emclaire Financial Corp.)

By:	/s/ Kevin J. Helmick
Kevin J. Helmick
President and Chief Executive Officer

Date: January 3, 2023

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